                                                                   Exhibit 10.38


                            ASSET PURCHASE AGREEMENT
                                  (ROLL-OVER)

THIS AGREEMENT is made effective as of the ____ day of April, 2000.

BETWEEN:

          WORLDWIDE FIBER (F.O.T.S.) NO. 3, LTD.

          (the "Vendor")

          - and -

          WFI URBANLINK LTD.

          (the "Purchaser")

WHEREAS:

A.   The Vendor is a subsidiary of 360.

B. 360 and the Purchaser are parties to the Definitive Agreement, pursuant to which 360 has agreed to cause the Vendor to transfer the Assets to the Purchaser.

C. The Vendor wishes to transfer the Assets to the Purchaser, and the Purchaser wishes to acquire the Assets from the Vendor, all as at the Effective Date for a total purchase price equal to the aggregate fair market value of the Assets, on the terms and conditions and subject to the representations and warranties set forth in this Agreement.

IN CONSIDERATION OF the foregoing premises and of the mutual covenants herein contained the parties agree as follows:

                                   ARTICLE 1
                           INCORPORATION OF RECITALS
                         AND SCHEDULES AND DEFINITIONS

1.1 The Recitals and all Schedules annexed to this Agreement are expressly incorporated into, and form an integral part of, this Agreement.

                                   ARTICLE 2
                                  DEFINITIONS

2.1  In this Agreement:

     (a)  "360" means 360networks inc.

     (b) "Act" means the Income Tax Act (Canada), as it read on the Effective Date;

     (c) "Adjusted Cost Base" means the aggregate cost amount of the Assets determined by the Vendor in accordance with the provisions of the Act, where "cost amount" is as defined in subsection 248(1) of the Act;

     (d) "Adjusted Elected Amount" means the amount that, for tax purposes, is to be the Vendor's "proceeds of disposition" and the Purchaser's "cost of acquisition" of the Assets, determined in accordance with section
          6.3 to be a greater or lesser amount than the Elected Amount;

     (e) "Adjusted Fair Market Value" means the aggregate of the fair market value of the Assets, determined in accordance with section 5.4 to be a greater or lesser amount than the Elected Fair Market Value;

     (f) "Articles" means the articles of incorporation of the Purchaser together with all amendments thereto as registered with the Registrar of Corporations for the Province of Alberta as at the Effective Date;

     (g)  "Assets" has that meaning as set forth in Schedule "A" hereto;

     (h)  "Closing Date" means the Effective Date;

     (i) "Definitive Agreement" means the Urbanlink Reorganization Definitive Agreement relating to the Urbanlink Reorganization dated the same date as this Agreement and made between 360, Worldwide Fiber Holdings Ltd., the Purchaser and Urbanlink Equipment Ltd.;

     (j)  "Effective Date" means the date of this Agreement;

     (k) "Elected Amount" means the amount agreed upon by the parties in accordance with section 6.2 hereof which, for tax purposes, is to be the Vendor's "proceeds of disposition" and the Purchaser's "cost of acquisition" of the Assets;

     (l) "Elected Fair Market Value" means the aggregate fair market value of the Assets as determined by the parties and reflected in the Election;

     (m) "Election" means the election made by the parties in prescribed form and within the time prescribed by subsection 85(6) of the Act that the rules set forth in subsection 85(1) of the Act shall apply to the purchase and sale of the Assets;

     (n) "Fair Market Value" means the fair market value of the Assets determined as the Effective Date, which shall be equal to either the Elected Fair Market Value or the Adjusted Fair Market Value, as finally determined in accordance with either section 5.3 or section
          5.4 hereof, as the case may be;

     (o) "Redemption Amount" means the amount per share payable on the redemption of the shares forming the Share Consideration, which amount shall be equal to the

          Fair Market Value divided by the number of shares forming the Share Consideration;

     (p) "Revised Adjusted Cost Base" means the adjusted cost base of the Assets determined in accordance with section 6.3 to be greater or lesser amounts than the Adjusted Cost Base;

     (q)  "Schedules" means any schedules which are attached to this Agreement;

     (r) "Share Consideration" means the number and class of shares of the capital of the Purchaser having attached thereto only those rights, privileges, restrictions and limitations set forth in the Articles, which shares are more particularly described in Schedule "B";

     (s) "Stated Capital Addition" means the aggregate stated capital for the shares constituting the Share Consideration that is to be added to the stated capital account maintained for such shares, which shall be equal to the Fair Market Value; and

     (t) "Taxing Authority" means the Minister of National Revenue for Canada or any other competent authority having jurisdiction that is authorized by law to issue an assessment or reassessment in respect of the transactions herein contemplated.

                                   ARTICLE 3
                               PURCHASE AND SALE

3.1 Subject to the terms and conditions, and based upon the representations and warranties, contained in this Agreement, the Vendor shall sell, transfer and assign and the Purchaser shall purchase as of the Effective Date all of the Vendor's interest in the Assets.

                                   ARTICLE 4
                                 EFFECTIVE DATE

4.1 It is acknowledged and agreed to by the parties that the purchase and sale of the Assets is deemed to have occurred as of the Effective Date.

                                   ARTICLE 5
                                 PURCHASE PRICE

5.1 The total purchase price for the Assets is equal to the Fair Market Value and shall be paid and satisfied by the Purchaser issuing to the Vendor the Share Consideration.

5.2 The Purchaser shall add the Stated Capital Addition to the stated capital account being maintained for the class of shares of which the Share Consideration forms a part.

5.3 Subject to section 5.4, the parties have determined that the fair market value of the Assets is equal to the Elected Fair Market Value, which determination is final and binding upon the parties.

5.4  If:

     (a) the Taxing Authority at any time proposes to issue, or does issue, any assessment or reassessments that impose, or would impose, any liability for tax of any nature or kind on either of the parties on the basis that the aggregate of the fair market value of the Assets at the Effective Date is a greater or lesser amount than the Elected Fair Market Value; and

     (b) the parties agree, or a Court or tribunal of competent jurisdiction finally adjudges, that the aggregate of the fair market value of the Assets as of the Effective Date is the Adjusted Fair Market Value;

then:

     (c) the Fair Market Value shall be deemed to have always been, and the Fair Market Value wherever referred to in this Agreement shall be read as meaning, the Adjusted Fair Market Value.

5.5 If not all of the shares forming the Share Consideration have been redeemed or purchased by the Purchaser on or prior to the date of determination of the Adjusted Fair Market Value of the Assets, then the Redemption Amount for each of the shares forming the Share Consideration which are still outstanding at that time, shall be adjusted in accordance with section 5.7 hereof.

5.6 If the Purchaser has repurchased or redeemed all of the shares forming the Share Consideration at or before the time that the Adjusted Fair Market Value is determined, then:

     (a) where the aggregate of the amounts previously paid by the Purchaser on the repurchase of the Share Consideration exceeds the Adjusted Fair Market Value, the excess shall be a debt payable to the Purchaser by the Vendor, on demand, without interest except in the event of default whereupon interest shall accrue on the principal amount in default at the rate of 2% per annum above the prime lending rate established from time to time by the Vancouver main branch of the Purchaser's bank, calculated from the date of default until the date payment is made; and

     (b) where the aggregate of the amounts previously paid by the Purchaser on the repurchase of the Share Consideration is less than the Adjusted Fair Market Value, the loss shall be a debt payable to the Vendor by the Purchaser, on demand, without interest except in the event of default whereupon interest shall accrue on the principal amount in default at the rate of 2% per annum above the prime lending rate established from time to time by the Vancouver main branch of the Vendor's bank, calculated from the date of default until the date payment is made.

5.7 If, because of the operation of section 5.4, the Fair Market Value is determined at the Effective Date to be equal to the Adjusted Fair Market Value, then the Redemption Amount shall be adjusted NUNC PRO TUNC to reflect an amount equal to the Adjusted Fair Market Value, and all necessary adjustments, payments and repayments, if any, as may be required by virtue of such adjustment, shall forthwith be made between the Purchaser and the Vendor in accordance with the provisions of section 5.6, MUTATIS MUTANDIS.

                                   ARTICLE 6
                       JOINT ELECTION AND ELECTED AMOUNTS

6.1  The Vendor and Purchaser shall jointly make the Election.

6.2 Subject to the provisions of this Agreement, for purposes of the Election the parties agree that the Elected Amount shall be the Adjusted Cost Base of the Assets, which determination is final and binding on the parties.

6.3  If:

     (a) the Taxing Authority proposes to issue, or does issue, any assessment or reassessments that impose, or would impose, any liability for tax of any nature or kind on either of the parties on the basis that the adjusted cost base of the Assets is the Revised Adjusted Cost Base;

     (b) the parties agree, or a Court or tribunal of competent jurisdiction finally adjudges, that the adjusted cost base of the Assets is the Revised Adjusted Cost Base; and

     (c) the Taxing Authority will accept as effective an amended Election of the parties;

then:

     (d) the Adjusted Cost Base shall be deemed to have always been, and the Adjusted Cost Base wherever referred to in this Agreement, shall be read as meaning the Revised Adjusted Cost Base;

     (e) the Elected Amount shall be deemed to have always been, and the Elected Amount wherever referred to in this Agreement shall be read as meaning, an amount equal to the Adjusted Elected Amount; and

     (f) the parties shall take all such steps and jointly execute all such documents and elections as may be required and allowed so that the aggregate of the amounts elected for purposes of subsection 85(1) of the Act with respect to the purchase and sale of the Assets shall be equal to the Adjusted Elected Amount.

                                   ARTICLE 7
                    VENDOR'S REPRESENTATIONS AND WARRANTIES

7.1  The Vendor represents and warrants to the Purchaser that:

     (a) on the Closing Date the Assets shall be beneficially owned by the Vendor free and clear of all restrictions, options, liens, charges and encumbrances, whatsoever;

     (b) no person, firm or corporation has any written or verbal agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase of the Assets from the Vendor other than as set out in this Agreement;

     (c) on the Closing Date the Vendor shall not be a non-resident of Canada within the meaning of the Act; and

     (d)  the distances shown on the Schedules are accurate.

7.2 The representations and warranties contained in section 7.1 shall survive the completion of the purchase and sale of the Assets and shall continue in full force and effect for the benefit of the Purchaser; provided always that no claim with respect to the representations and warranties shall be made by the Purchaser unless written notice shall have been given to the Vendor within two years from the Closing Date.

                                   ARTICLE 8
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

8.1  The Purchaser represents and warrants to the Vendor that:

     (a) the Purchaser is a corporation duly incorporated, validly existing and qualified to carry on business under the laws of the Province of Alberta;

     (b) the authorized capital of the Purchaser consists of an unlimited number of:

          (i)  Class "A" Common Voting Shares

          (ii) Class "I" Preferred Non-Voting Shares, authorized to be issued in series, which series shares are designated as follows:

               (A)  Class "I" Series 1 Preferred Non-Voting Shares;

               (B)  Class "I" Series 2 Preferred Non-Voting Shares;

               (C)  Class "I" Series 3 Preferred Non-Voting Shares;

               (D)  Class "I" Series 4 Preferred Non-Voting Shares;

               (E)  Class "I" Series 5 Preferred Non-Voting Shares;

               (F)  Class "I" Series 6 Preferred Non-Voting Shares;

               (G)  Class "I" Series 7 Preferred Non-Voting Shares;

               (H)  Class "I" Series 8 Preferred Non-Voting Shares;

               (I)  Class "I" Series 9 Preferred Non-Voting Shares;

               (J)  Class "I" Series 10 Preferred Non-Voting Shares;

               (K)  Class "I" Series 11 Preferred Non-Voting Shares;

               (L)  Class "I" Series 12 Preferred Non-Voting Shares;

               (M)  Class "I" Series 13 Preferred Non-Voting Shares;

               (N)  Class "I" Series 14 Preferred Non-Voting Shares;

               (O)  Class "I" Series 15 Preferred Non-Voting Shares;

          having attached thereto only those rights, privileges, restrictions and conditions set forth in the Articles;

     (c) the issuance to the Vendor of the Share Consideration is valid and in accordance with the laws of the Province of Alberta; and

     (d) this Agreement constitutes a valid and binding obligation of the Purchaser and the transactions contemplated by this Agreement are not in violation of any terms and conditions of the Articles or any agreement to which the Purchaser is a party or by which the Purchaser is bound.

8.2 The representations and warranties contained in section 8.1 shall survive the completion of the purchase and sale of the Assets and shall continue in full force and effect for the benefit of the Vendor; provided always that no claim with respect to the representations and warranties shall be made by the Vendor unless written notice shall have been given to the Purchaser within two years from the Closing Date.

                                   ARTICLE 9
                  CLOSING, BENEFICIAL OWNERSHIP AND POSSESSION

9.1 Upon or prior to the Closing Date, or so soon thereafter as the parties agree upon:

     (a) the Vendor shall do all things necessary to transfer to the Purchaser the Assets;

     (b)  the Purchaser shall:

          (i)  issue and deliver to the Vendor the Share Consideration; and

          (ii) at the request of the Vendor, deliver to the Vendor a copy of the resolution of the board of directors of the Purchaser adding the Stated Capital Addition to the stated capital account maintained for the shares forming the Share Consideration, certified by the secretary of the Purchaser as a true and exact copy, where required by the Vendor.

9.2 If the requisite conveyances necessary to transfer ownership of the Assets in the name of the Purchaser or its nominee have not been completed on the Closing Date the Vendor agrees that, until such time as the Assets shall be transferred into the name of the Purchaser or its nominee, the Vendor shall stand as owner of the Assets as bare trustee for and on behalf of the Purchaser as the beneficial owner, and in such capacity the Vendor shall:

     (a) receive on behalf of, account to and forthwith pay over to the Purchaser, any and all amounts received by the Vendor as the owner of the Assets; and

     (b) transfer and deal with the Assets in such manner as the Purchaser may direct.

The Purchaser shall at all times hereafter indemnify and keep indemnified the Vendor against all liabilities that the Vendor may incur by reason of the Assets being in the name of the Vendor.

                                   ARTICLE 10
                          FURTHER ACTS AND ASSURANCES

10.1 Each of the parties shall, upon the reasonable request of the other party, make, do, execute or cause to be made, done, or executed all such further and other lawful acts, deeds, things, documents and assurances of whatsoever nature and kind for the better performance of the terms and conditions of this Agreement. Without limiting the generality of the foregoing, the Vendor shall use all commercially reasonable efforts to make, do, execute or cause to be made, done, or executed all such further and lawful acts, deeds, things, documents and assurances as may be necessary to document the sublicence referred to in the description of the Assets on Schedule "A", to obtain any required consents from the grantors of rights-of-way and, where possible, to obtain non-disturbance agreements from the grantors of rights-of-way.

                                   ARTICLE 11
                                    NOTICES

11.1 Any notice, direction or other instrument required or permitted to be given under the provisions of this Agreement shall be in writing and either delivered personally, sent by prepaid registered mail or sent by facsimile to the party to be notified. The addresses of the parties for such purpose shall respectively be:

     (a)  to the Vendor at its registered office address; and

     (b)  to the Purchaser at its registered office address;

or to such other address in Canada of which either party may from time to time notify the other.

11.2 Any notice, direction or other instrument shall:

     (a) if delivered, be deemed to have been given or received on the day on which it was so delivered and if not on a business day then on the business day next following the day of delivery;

     (b) if sent by facsimile shall be deemed to have been given or received on the same business day as it was sent, provided facsimile confirmation of receipt is received by the sender;

     (c) if mailed, shall be deemed to have been given or received on the third day following the day on which it was mailed; and

     (d) if mailed at a time when there is an interruption or an anticipated interruption of mail service affecting the delivery of such mail, shall be deemed to have been given or received on the fifth business day after the date that normal postal service is restored.

                                   ARTICLE 12
                                ENTIRE AGREEMENT

12.1 This Agreement, together with the Definitive Agreement and the documents referred to in the Definitive Agreement constitutes and contains the entire agreement between the parties respecting the subject matter of this Agreement and supersedes any prior agreements whether written or verbal.

                                   ARTICLE 13
                                   ENUREMENT

13.1 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors, personal representatives and assigns.

                                   ARTICLE 14
                                  COUNTERPARTS

14.1 This Agreement may be executed in counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one and the same agreement. A facsimile transmitted copy of this Agreement signed by a party, in counterpart or otherwise, shall be deemed to be evidence of a properly executed, delivered and binding agreement of the party so signing, notwithstanding any variation on the actual dates of execution. The parties each agree to promptly return an original duly executed counterpart of this Agreement following the transmission of the facsimile transcribed copy thereof.



                     [THE NEXT PAGE IS THE EXECUTION PAGE.]

IN WITNESS WHEREOF the parties have properly executed this Agreement, as of the Effective Date.

WORLDWIDE FIBER (F.O.T.S.) NO. 3, LTD.


PER:
    ------------------------------



WFI URBANLINK LTD.


PER:
    ------------------------------

                                  SCHEDULE "A"
                                  ------------

              TO THAT CERTAIN ASSET PURCHASE AGREEMENT (ROLL-OVER)
               MADE BETWEEN WORLDWIDE FIBER (F.O.T.S.) NO. 3, LTD.
                       (AS VENDOR) AND WFI URBANLINK LTD.
                                 (AS PURCHASER)
              ----------------------------------------------------

                                     ASSETS
                                     ------

1.   ASSETS

"Assets" means the Strands located in Canada that are more particularly described in Exhibit A-1, together with associated Communication Shelters and Co-Location Facilities, Support Structures Interests and ROW Rights, as described below.

2.   DEFINITIONS

For the purposes of this Schedule "A", except as otherwise expressly defined below, capitalized terms shall have the meanings provided for in the Agreement to which this Schedule "A" is attached:

"Bundle" means a grouping of 12 continuously running Strands in the buffer tube within which such Strands are enclosed, in the Fiber Optic Cable.

"Communications Shelters and Co-Location Facilities" means the communications shelters and co-location facilities associated with the Strands described in Exhibit A-1, and which are being purchased by Purchaser as part of the Assets, and which are more particularly described in Exhibit A-2.

"Fiber Optic Cable" means one or more Bundles of Strands of which certain of the Assets form a part.

"Initial Term" means, with respect to a particular segment described on Exhibit A-1, the time period expiring on the expiry of the Underlying Rights for such segment.

"Rights" means the ROW Rights and Shelter Licenses granted by the Vendor to Purchaser under this Agreement.

"ROW Rights" means a non-exclusive right to use and enjoy the Underlying Rights, in common with all others having such rights, with respect to Strands forming part of the Assets and with respect to Communications Shelters located on the Underlying Rights granted by way of a sublicense, an indefeasible right to use or other subright (subject in all respects to the terms of the applicable Underlying Rights).

"Shelter License" has the meaning ascribed thereto in Section 5 of this Schedule "A".

"Strand" or "strand" means a strand of optical fibre.

"Support Structures" means the infrastructure necessary to support the operations of the Fiber Optic Cables including, without limitation, cable sheathing (jacket, tubing, core wrap) and all associated conduit, troughing, pedestals, slack containers, Utilities Shelters, connections between the Utilities Shelters and Communications Shelters and between the Fiber Optic Cable and the Communications Shelters and related equipment, but excluding the Communications Shelters.

"Support Structures Agreement" means the agreement that will be entered into by the Vendor and the Purchaser and all other owners of Strands (and, potentially, those with other rights therein) in the Fiber Optic Cable.

"Support Structures Interests" has the meaning ascribed thereto in Section 4 of this Schedule "A".

"Underlying Rights" means all easements, licenses of occupation, rights-of-way or other similar rights held, owned or acquired or to be held, owned or acquired, by the Vendor with respect to the land, structures, bridges, tunnels or buildings through which the Fiber Optic Cable or any of them passes and upon which certain of the Communications Shelters and Co-Location Facilities may be located; and "Right-of-Way" means one of the Rights-of-Way.

"Utilities Shelters" means the utilities shelters that are part of the Support Structures.

3.   ASSETS INCLUDE ROW RIGHTS

     (a) The Assets include the grant by the Vendor to the Purchaser with respect to the ROW Rights required for the use, operation and maintenance of the Assets and Support Structures during the Initial Term of a sublicense of the ROW Rights to be granted pursuant to a sublicense agreement to be executed and delivered as described in
          Section 10.1 of the Agreement (the "Sublicense Agreement").

     (b) The purchase price referred to in Article 5 of the Agreement shall be inclusive of all consideration payable for applicable Underlying Rights for the Initial Term. Notwithstanding anything to the contrary contained herein, the terms of the sublicensing of ROW Rights shall be subject to the terms of such Sublicense Agreement and any Rights granted to Purchaser pursuant to the Sublicense Agreement in accordance herewith shall be subject in all respects to the terms of applicable laws and of the Underlying Rights including, without limitation, any requirements for the consent of the grantor to such grant and any limitations on the rights granted.

     (c) The terms of the grant of ROW Rights shall be included in a separate sublicense from the Vendor to the Purchaser to be executed and delivered as described in Section 10.1 of the Agreement.

4.   INTEREST IN SUPPORT STRUCTURES

The Assets include the grant by the Vendor to the Purchaser, for no additional consideration, of an undivided interest in all Support Structures related thereto (including, for greater clarity, related Utilities Shelters) equal to its proportionate share in the total Strands from time to time making up the applicable segment of the Fiber Optic Cable(s) that will be shared with others (such undivided interest shall be referred to as the "Support Structures Interests"). The Purchaser acknowledges that the Support Structures will be owned by all owners of Strands permitted by the Rights-of-Way and may be used by such owners or others granted rights in the strands.

5.   COMMUNICATIONS SHELTERS AND CO-LOCATION FACILITIES

The Assets include the Communications Shelters and Co-Location Facilities, but not any interest in the land upon which such Communication Shelters and Co-Location Facilities are located. Where Exhibit A-1 indicates that the Assets include a communications shelter, then the Assets include all right, title and interest of the Vendor in and to such communications shelter. Where Exhibit A-1 indicates that the Assets include co-location facilities, the Assets include the grant by the Vendor to the Purchaser of non-exclusive licences of occupation in respect of such co-location facilities, to be included in a co-location agreement in a form acceptable to the Purchaser and the Vendor, acting reasonably and in good faith.

The Assets include the grant by the Vendor to the Purchaser of non-exclusive licenses of occupation in a form acceptable to the Purchaser and the Vendor, acting reasonably and in good faith (a "Shelter License") in respect of each Communications Shelter and Co-Location Facility that is not located on one of the Underlying Rights, for the Initial Term, pursuant to Shelter License agreements to be executed and delivered as described in this Section 5, and such Shelter Licenses shall entitle Purchaser (at no cost to Purchaser during the Initial Term) to keep such Communications Shelters at the location supplied and (at Purchaser's cost) to maintain, repair and improve any equipment or materials in such Communications Shelters and to have exclusive access to the interior of the Communications Shelters.

                                  SCHEDULE A-1

                               BANDWIDTH STRANDS


------------------------------------------------------------------------------------------------------------------
                                                                                   TUBE        STRAND      STRAND
           SEGMENTS                   ROW         KILOMETER      DUCT COLOUR      COLOUR       NUMBER       TYPE
------------------------------------------------------------------------------------------------------------------
From Calgary to Emerson                CP           1,443           Orange         Brown        41-42      SMF-28


From CP Tracks at Cambie St.           CP           1,032           Orange         Brown        41-42      SMF-28
Vancouver to Calgary


From 301 Industrial Ave. to CP         CP             3             Orange         Brown        41-42      SMF-28
Tracks at Cambie St.


Oak Street Bridge to 301               CN            11             Orange         Brown        41-42      SMF-28
Industrial, Vancouver


US Border to Victoria to Oak           CN            84             Orange         Brown        41-42      SMF-28
Street Bridge


Edmonton CN tracks to Edmonton         CN            11             Orange         Brown        41-42      SMF-28
Brettville Junction


Edmonton Bretville Junction to         CN           1,958           Orange         Brown        41-42      SMF-28
Thunder Bay


Thunder Bay to Toronto                 CN           1,402           Orange         Brown        41-42      SMF-28
------------------------------------------------------------------------------------------------------------------


                                  SCHEDULE A-2

               COMMUNICATIONS SHELTERS AND CO-LOCATION FACILITIES


----------------------------------------------------------------------------------------------------------------------
                                                                                  RAIL MILE
        SITE                        ADDRESS                        ROW              POINT           SHELTER TYPE
----------------------------------------------------------------------------------------------------------------------
Vancouver                    175 West Cordova St.                  N/A               N/A       Co-location/ Terminal

Agassiz                      1913 Heath Road                       CP               58.5       Regen Shelter

North Bend                                                         CP                 0        Line Amp

Basque                                                             CP               56.01      Line Amp

Kamloops                     95A 3rd Ave. (Lorne St)               CP                 0        Regen Shelter

Salmon Arm                   391 Lakeshore Drive NE                CP               63.17      Line Amp

Revelstoke                   Track St. East                        CP               125.6      Regen Shelter

Glacier                                                            CP               85.5       Line Amp

Golden                       Main St                               CP               34.8       Line Amp

Lake Louise                  NE 28-28-16 W5M                       CP              116.44      Regen Shelter

Exshaw                       Diamond Rd & Hwy 1A                   CP               57.23      Line Amp

Calgary                      303 9th Ave SE                        N/A               N/A       Co-location/ Terminal

Gleichen                     505 Crawfoot Ave                      CP               124.9      Line Amp

Brooks                       4 Centre St.                          CP               66.66      Line Amp

Medicine Hat                 540 North Railway St. E               CP                147       ADM

Maple Creek                  Pacific Ave. Bwtn Maple &             CP               84.49      Line Amp
                             Jasper

Carmichael                   Railway Ave. btwn Webb &              CP               43.39      Line Amp
                             Lawrence

Swift Current                1300 North Railway St. W              CP               0.83       Regen Shelter

Chaplin                      4th Ave bwtn 4th & 6th St             CP               53.79      Line Amp
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                  RAIL MILE
        SITE                        ADDRESS                        ROW              POINT           SHELTER TYPE
----------------------------------------------------------------------------------------------------------------------
Moose Jaw                    275 Manitoba Street West              CP               0.31       Line Amp

Regina                       1250 South Railway St                 CP                93        ADM

Wolseley                     408 Poplar Street                     CP               30.8       Line Amp

Wapella                      S Railway St btwn 1st & 2nd           CP               102.6      Line Amp
                             Ave

Virden                       406 5th Ave                           CP               47.24      Regen Shelter

Douglas                      108 Railway St. East                  CP               121.6      Line Amp

Portage la Prairie (South    301 10th St. NW                       CP               56.36      Line Amp
Route)

Winnipeg Lizzie (South       357 Higgins Ave                       CP               0.35       Shelter Site
Route)

Winnipeg                     391 Main St.                          N/A               N/A       Co-location/ Terminal

Emerson                      Roseau St at 6th Ave          CP/Illinois Central      63.51      Line Amp

Victoria                                                                                       Line Amp OACD

Holden                       4740 54 St.                           CN               206.2      Line Amp

Wainwright                   102 1st St.                           CN               140.1      Line Amp

Vera                         NW 1/4 24-41-24 W3M                   CN               68.53      Regen Shelter

Biggar                       902 1St Ave. W.                       CN               0.68       Line Amp

Saskatoon                    600 Ave. G South                      CN              190.67      ADM

Watrous                      101 1St Ave.                          CN               129.1      Line Amp

Touchwood                    Range Rd 2161, NW 24-27-16            CN               65.74      Line Amp
                             W2M

Melville                     101 1St Ave., East                    CN               280.2      Line Amp

St. Lazarre                  202 Main St.                          CN              204.51      Regen Shelter

Brandon North                Hwy #10, SW 7-12-18                   CN               128.6      Line Amp

Portage la Prairie (North    249 Fisher Ave. East                  CN               55.19      Line Amp
Route)
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                  RAIL MILE
        SITE                        ADDRESS                        ROW              POINT           SHELTER TYPE
----------------------------------------------------------------------------------------------------------------------
Winnipeg (North Route)       89 Main St                            CN               251.7      Shelter Site

Badger                       Main St. NW 6-3-12                    CN               77.38      Line Amp

Rainy River                  302 Atwood Ave. West                  CN               0.23       Line Amp

Rocky Inlet                  George Armstron Ave.                  CN               81.14      Regen Shelter

Elizabeth                    Perch Lake Rd                         CN               10.65      Line Amp

Kabaigon                     Kabaigon Bay Rd.                      CN               75.21      Line Amp

Thunder Bay                  202 Waterloo St.                      CN               3.72       ADM

Red Rock                     Baker Rd. (Hwy #628)                  CN               132.2      Line Amp

Beardmore                    Rothwell St                           CN               70.28      Line Amp

Longlac                      1 Picnic Point Rd.                    CN              100.35      Regen Shelter

Hillsport                    Hillsport Rd                          CN               42.42      Line Amp

Macduff                                                            CN              271.15      Line Amp

Peterbell                                                          CN              205.65      Regen Shelter

Foleyet                      Railway Ave.                          CN              148.35      Line Amp

Gogama                       Poupore St                            CN               86.7       Line Amp

Laforest                                                           CN               29.86      Line Amp

Sudbury Junction             2751 Lasalle Blvd                     CN              262.02      ADM
----------------------------------------------------------------------------------------------------------------------


                                  SCHEDULE "B"
                                  ------------

           TO THAT CERTAIN ASSET PURCHASE AGREEMENT (ROLL-OVER) MADE
           BETWEEN WORLDWIDE FIBER (F.O.T.S.) NO. 3, LTD. (AS VENDOR)
                     AND WFI URBANLINK LTD. (AS PURCHASER)
           ----------------------------------------------------------

                              SHARE CONSIDERATION
                              -------------------


1000 Class "I" Series 3 Preferred Non-Voting Shares of the capital of the Purchaser, represented by Share Certificate No.1-I (SER-3), having a redemption price equal to the Fair Market Value of the Assets.